Exhibit 10.34

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW.

WARRANT TO PURCHASE STOCK

Company:	Tangoe, Inc., a Delaware corporation
Number of Shares:	625,000, subject to adjustment
Class of Stock:	Series F Convertible Preferred Stock, $.0001 par value
Initial Exercise Price:	$1.1776 per share, subject to adjustment
Issue Date:	January 21, 2011
Expiration Date:	January 21, 2018

THIS WARRANT CERTIFIES THAT, for value received, receipt of which is hereby acknowledged, ORIX Finance Equity Investors, LP (“Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the Class of Stock (the “Shares”) of Tangoe, Inc., a Delaware corporation (the “Company”), having a principal place of business located at 35 Executive Boulevard, Orange, Connecticut 06477, at the initial exercise price per Share (the “Warrant Price”) set forth above, as constituted on the date hereof and as adjusted pursuant to the other terms of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is being issued pursuant to a Seventh Amendment to Loan and Security Agreement between the Company and ORIX Venture Finance LLC (an affiliate of Holder) (“Lender”), dated as of January 21, 2011 (the “Loan Agreement”)  (Capitalized terms used herein, which are not defined, shall have the meanings set forth in the Loan Agreement.)

ARTICLE 1.         SHARES; EXERCISE.

1.1  Number of Shares.  The number of Shares initially subject to this Warrant shall initially be the number of Shares set forth above; provided that if the Lender fails to fund the Second Additional Disbursement on the closing of the Telwares Acquisition in violation of the Loan Agreement, the number of Shares shall be reduced by 125,000 Shares to 500,000 Shares.

1.2  Method of Exercise.  Holder may exercise this Warrant by delivering (including a facsimile transmission) a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company.  Unless Holder is exercising the conversion right set forth in Section 1.3, Holder shall also deliver to the Company the aggregate Warrant Price for the Shares being purchased (i) by wire transfer or by check, or (ii) by notice of cancellation of indebtedness of the Company to Holder, or (iii) a combination of (i) or (ii).

1.3  Conversion Right.  In lieu of exercising this Warrant as specified in Section 1.2, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon the proposed whole or partial exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share.  The fair market value of the Shares shall be determined pursuant  to Section 1.6 below.

1.4  Effective Date of Exercise.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the Shares issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

1.5  No Rights of Shareholder.  This Warrant does not entitle Holder to any voting rights as a shareholder of the Company prior to the exercise hereof.  Upon exercise hereof, as set forth herein, the Holder shall be deemed to be a shareholder of the Company holding the number of shares as to which this Warrant has been exercised on the date the Notice of Exercise in substantially the form attached as Appendix 1 has been delivered to the principal office of the Company with any payment or other documents called for by the terms hereof.

1.6  Fair Market Value.  If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company’s stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company.  If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.  The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation.  If the Company and Holder are unable to agree on such investment banking firm, then the Holder shall select three reputable investment banking firms, and from those three firms the Company shall select one to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company.  In all other circumstances, such fees and expenses shall be paid by Holder.

1.7  Delivery of Certificate and New Warrant.  Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired shall be delivered to Holder.

1.8  Replacement of Warrants.  On receipt of an affidavit of an officer of the Holder of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.9  Acquisition of the Company. Upon the closing of any Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing.  The Warrant Price shall be adjusted accordingly. As used herein, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, sale of stock, consolidation, or merger of the Company in which the holders of the Company’s voting securities before the transaction (for such purpose treating all outstanding options and warrants to purchase voting securities of the Company as having been exercised and treating all outstanding debt and equity securities convertible into voting securities of the Company as having been converted) beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.10                                        Automatic Exercise Prior to Expiration.  To the extent this Warrant is not previously exercised as to all of the Shares subject hereto, and if the fair market value of one Share is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 1.3 above (even if not surrendered) immediately before its expiration date as set forth in this Warrant.  For purposes of such automatic exercise, the fair market value of one Share upon such expiration shall be determined pursuant to Section 1.6 above.  To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

ARTICLE 2.         ADJUSTMENTS TO THE SHARES.

2.1  Stock Dividends, Splits, Etc.   If the Company declares or pays a dividend on its Stock payable in Common Stock or other securities, or subdivides the outstanding Stock into a greater amount of Stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

2.2  Reclassification, Exchange or Substitution.  Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event.  Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to Common Stock pursuant to the terms of the Company’s Articles or Certificate of Incorporation upon the closing of a registered public offering of the Company’s Common Stock.  After the occurrence of such an event, the Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property.  The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant.  The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3  Adjustments for Combinations, Etc.  If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

2.4  Price Adjustment.  If the Company issues additional common shares (including shares of Common Stock ultimately issuable upon conversion of a security convertible into Common Stock) after the date of the Warrant and the consideration per additional common share is less than the Warrant Price in effect immediately before such issue, the price at which the Shares are converted to Common Stock shall be adjusted in accordance with the treatment of the series of securities of which the Shares are part under the Company’s Certificate of Incorporation.

2.5  No Impairment.  The Company shall not, by amendment of its Articles or Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment.

2.6  Fractional Shares.  No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share.  If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder a cash amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.7  Certificate as to Adjustments; Other Adjustments.  Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.  The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.  If any change in the outstanding securities of the Company or any other event occurs, as to which the other provisions of this Article 2 are not strictly applicable, or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares subject to this Warrant, the Warrant Price or the application of such provisions, so as to protect such purchase rights as aforesaid and to give the Holder, upon exercise for the same aggregate Warrant Price, the total number, class and kind of securities as it would have owned had the Warrant been exercised prior to the event and had it continued to hold such securities until after the event requiring the adjustment.

ARTICLE 3.         REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1  Representations and Warranties.  The Company hereby represents and warrants to the Holder as follows:

(a)   The initial Warrant Price hereunder is not greater than the price per share at which the Shares were last issued in an arm’s length transaction in which at least $500,000 of the Shares were sold.

(b)   All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.  The Company shall, at all times, reserve a sufficient number of Shares and of shares of Common Stock for issuance upon Holder’s exercise of its rights hereunder and conversion of the Shares.

(c)   The Capitalization Table attached hereto as Exhibit A is true and complete as of the Issue Date.

3.2  Notice of Certain Events.  If the Company proposes at any time (a) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of Common Stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company’s securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; (2) in the case of the matters referred to in (c) and (d) above at least 10 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights; provided that in the case of the matters referred to in (d) above, Holder shall treat such notice as confidential information and shall not divulge it to any person or entity other than its attorneys or accountants or otherwise as required by applicable law.

3.3  Information Rights.  So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within 150 days after the end of each fiscal year of the Company, an accountant-reviewed year end financial statement and certified by an Officer of the Company, (c) within forty-five (45) days after the end of each fiscal quarter of the Company, a Company-prepared quarterly financial statement of the Company (provided the same are required to be delivered to shareholders of the same class of stock that this Warrant is exercisable for), and (d) within thirty (30) days after the end of each month, a Company-prepared monthly financial statement of the Company (provided the same are required to be delivered to shareholders of the same class of stock that this Warrant is exercisable for).

3.4  Registration Under Securities Act of 1933, as amended.  The Company agrees that with respect to the Shares or, if the Shares are convertible into Common Stock of the Company, such Common Stock, Holder shall have incidental, or “Piggyback,” and S-3 registration rights pursuant to and as set forth in the Company’s Eighth Amended and Restated Investor Rights Agreement dated October 15, 2009 (the “IRA”), as the same is in effect on the date hereof, and within fifteen days after the date hereof, Company shall cause the IRA to be amended to include the Shares as “Registrable Shares” as therein defined.  In the event of any subsequent changes to said Agreement which would be advantageous to the Holder’s registration rights, the Holder shall have the benefit of such changes, but no changes to said Agreement which would be less advantageous to the Holder with respect to such registration rights shall be binding on the Holder.

ARTICLE 4.         REPRESENTATIONS, WARRANTIES OF THE HOLDER.  The Holder represents and warrants to the Company as follows:

4.1  Purchase for Own Account.  Except for transfers to Holder’s affiliates, this Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the 1933 Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2  Disclosure of Information.  The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities.  The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

4.3  Investment Experience. The Holder:  (i) has experience as an investor in securities and acknowledges that the Holder is able to fend for itself, can bear the economic risk of the Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4  Accredited Investor Status.  The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the 1933 Act.

ARTICLE 5.         MISCELLANEOUS

5.1  Term.  This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

5.2  Legends.  This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AS PERMITTED UNDER APPLICABLE LAW.

5.3  Compliance with Securities Laws on Transfer.  This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee.

5.4  Transfer Procedure.  Subject to the provisions of Section 5.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

5.5  Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, to such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

5.6  Waiver; Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7  Issue Tax.  The issuance of the securities subject to this Warrant shall be made without charge to the Holder for any issue tax (other than applicable income taxes) in respect thereof.

5.8  Attorneys Fees.  In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs reasonably incurred in such dispute, including reasonable attorneys’ fees.

5.9  Governing Law. This Warrant and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of Holder and Company shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of Delaware.

[Signatures on Next Page]

TANGOE, INC.

By	/s/ Albert R. Subbloie, Jr.
Title	CEO + Founder

Holder:

ORIX Finance Equity Investors, LP

By	/s/ Kevin P. Sheehan
Kevin P. Sheehan,
Authorized Signatory

[Signature Page—Warrant to Purchase Stock]

APPENDIX 1

NOTICE OF EXERCISE

1.             The undersigned hereby elects to purchase                    shares of the Series           Preferred Stock of [Company] pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

1.             The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant.  This conversion is exercised with respect to                                    of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

2.             Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

3.             The undersigned represents it is acquiring the Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

(Signature)

Date

Exhibit A

Capitalization Table

TANGOE, INC.

CAP TABLE

AS OF DECEMBER 31, 2010

		Issued and Outstanding Stock
Shareholder	Status	Common Stock	Series A Preferred	Series B Preferred	Series C Preferred	Series D Preferred	Series D1 Preferred	Series E Preferred	Series F Preferred	Series 1 Preferred	Series 2 Preferred	Total	% of Outstanding	Preferred Shares	% Pref
Edison Venture	I	—	—	8,170,464	3,823,724	2,745,387	1,568,800	1,331,081	—	—	—	17,639,456	21.16%	17,639,456	26.3%
Sevin Rosen	I	304,035	—	—	—	—	—	—	—	11,144,752	2,368,403	13,817,190	16.58%	13,513,155	20.2%
North Atlantic Capital	I	—	—	—	—	—	—	8,108,108	—	—	—	8,108,108	9.73%	8,108,108	12.1%
Albert R. Subbloie, Jr.	CE	4,639,173	488,000	—	—	—	—	—	—	—	—	5,127,173	6.15%	488,000	0.7%
HO2.1	I	253,933	—	—	—	—	—	—	—	4,148,840	—	4,402,773	5.28%	4,148,840	6.2%
Axiom Venture Partners III, L.P.	I	—	—	—	—	—	2,353,200	1,283,784	—	—	—	3,636,984	4.36%	3,636,984	5.4%
Teachers Insurance and Annuity Association of America	I	—	—	—	—	—	—	—	—	3,541,836	—	3,541,836	4.25%	3,541,836	5.3%
Investor Growth Capital Limited	I	—	—	—	—	—	—	—	7,133,153	—	—	7,133,153	8.56%	7,133,153	10.6%
Investor Group, L.P.	I	—	—	—	—	—	—	—	3,057,065	—	—	3,057,065	3.67%	3,057,065	4.6%
InterNoded, Inc.	CE	1,952,673	—	—	—	—	—	—	—	—	—	1,952,673	2.34%	—	0.0%
International Business Machines Corporation	strategic partner	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Victor J. Nesi	FF	1,189,764	—	—	—	—	—	—	—	—	—	1,189,764	1.43%	—	0.0%
Gary R. Martino	CE	1,256,850	80,000	—	—	—	—	—	—	—	—	1,336,850	1.60%	80,000	0.1%
Charles Gamble	CE	705,822	20,000	—	—	—	—	—	—	—	—	725,822	0.87%	20,000	0.0%
Paul Schmidt	CE	81,541	40,000	—	—	20,394	—	—	—	—	—	141,935	0.17%	60,394	0.1%
CVF, LLC	T	42,828	—	—	—	—	—	—	—	775,729	66,153	884,710	1.06%	841,882	1.3%
Steven Shwartz	CE	220,000	104,828	44,566	63,728	39,220	78,440	—	—	—	—	550,782	0.66%	330,782	0.5%
Albert M. Rossini	CE	435,643	—	—	—	—	—	—	—	—	—	435,643	0.52%	—	0.0%
Leonard J. Goldberg	FF	230,000	335,350	—	—	—	—	—	—	—	—	565,350	0.68%	335,350	0.5%
Joseph M. Goldberg	FF	215,000	313,900	—	—	—	—	—	—	—	—	528,900	0.63%	313,900	0.5%
Christopher T. Fraser	former director	45,000	2,247	81,705	54,806	39,220	39,220	67,567	—	—	—	329,765	0.40%	284,765	0.4%
Andrew B. Esposito	CE	350,000	—	—	—	—	—	—	—	—	—	350,000	0.42%	—	0.0%
Kaufman Family LLC	T	42,828	—	—	—	—	—	—	—	425,020	—	467,848	0.56%	425,020	0.6%
Rae Ko Fairfield	FF	148,000	105,941	—	—	78,440	—	—	—	—	—	332,381	0.40%	184,381	0.3%
Jana Wilson	FE	344,492	—	—	—	—	—	—	—	—	—	344,492	0.41%	—	0.0%
James Offerdahl	T, FE	348,579	—	—	—	—	—	—	—	—	—	348,579	0.42%	—	0.0%
Venture Lending & Leasing IV, LLC	Former Traq lender	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Donna Reis	FF	300,000	—	—	—	—	—	—	—	—	—	300,000	0.36%	—	0.0%
Gregory Burkus	FF	20,000	100,000	44,566	127,457	—	—	—	—	—	—	292,023	0.35%	272,023	0.4%
Stephano Kim	FF	30,000	60,000	—	—	—	149,036	—	—	—	—	239,036	0.29%	209,036	0.3%
ORIX Venture Finance LLC	senior lender	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Paul White	FF	167,228	—	—	—	—	—	—	—	—	—	167,228	0.20%	—	0.0%
Bard Financial Services, Inc. Profit Sharing Plan	FF	50,000	72,550	—	—	—	—	—	—	—	—	122,550	0.15%	72,550	0.1%
Jay Steinberg and Melanie Steinberg (JTWROS)	FF	50,000	73,000	—	—	—	—	—	—	—	—	123,000	0.15%	73,000	0.1%
Kenneth Spitzbard	FF	35,000	43,423	—	19,118	23,532	—	—	—	—	—	121,073	0.15%	86,073	0.1%
Scott D. Porter	FF	10,000	20,000	16,341	10,706	7,844	7,844	20,270	—	—	—	93,005	0.11%	83,005	0.1%
Comerica Bank - California	former senior lender	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Comerica Ventures Incorporated	T	—	—	37,444	—	—	—	—	—	5,928	—	43,372	0.05%	43,372	0.1%
Jon Gassett	CE	15,000	13,800	—	—	—	—	—	—	—	—	28,800	0.03%	13,800	0.0%
Daniel Riscalla	consultant	—	—	—	—	—	—	—	—	—	—	—	0.00%		0.0%
Christopher DeBenedictis	CE	20,000	—	—	—	7,844	—	—	—	—	—	27,844	0.03%	7,844	0.0%
Subbloie gift/family (see below)	FF	70,000	—	—	—	—	—	—	—	—	—	70,000	0.08%	—	0.0%
Vertex Partners, L.P.	T	6,425	—	—	—	—	—	—	—	70,836	—	77,261	0.09%	70,836	0.1%
Joseph R. LeMay, Jr.	FE	66,000	—	—	—	—	—	—	—	—	—	66,000	0.08%	—	0.0%
Mark Gorman	CE	22,182	—	—	—	—	—	—	—	—	—	22,182	0.03%	—	0.0%
Aaron D. Konecky	FF	—	29,200	—	—	—	—	—	—	—	—	29,200	0.04%	29,200	0.0%
Stan Katz	T	62,634	—	—	—	—	—	—	—	—	—	62,634	0.08%	—	0.0%
Robert Scinto	former landlord	56,000	—	—	—	—	—	—	—	—	—	56,000	0.07%	—	0.0%
Tarrant Venture Partners, L.P.	T	60,859	—	—	—	—	—	—	—	—	—	60,859	0.07%	—	0.0%
G&H Partners	T	6,538	—	—	—	—	—	—	—	48,123	—	54,661	0.07%	48,123	0.1%
Eric Pias	FE	40,000	—	—	—	—	—	—	—	—	—	40,000	0.05%	—	0.0%
David Toole	FE	—	—	—	—	—	39,219	—	—	—	—	39,219	0.05%	39,219	0.1%
James A. Star	T	1,928	—	—	—	—	—	—	—	34,943	2,980	39,851	0.05%	37,923	0.1%
Jacques Management, LLC	T	857	—	—	—	—	—	—	—	35,724	3,047	39,628	0.05%	38,771	0.1%
David Eldredge	FE	—	26,240	—	—	—	—	—	—	—	—	26,240	0.03%	26,240	0.0%
Michael Gorey	FE	27,500	—	—	—	—	—	—	—	—	—	27,500	0.03%	—	0.0%
Denise Nesi	FF	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Pacific USA Design Group, Inc.	T	27,410	—	—	—	—	—	—	—	—	—	27,410	0.03%	—	0.0%
Bank of Southern Connecticut	former junior lender	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
James Gammon	FE	19,999	—	—	—	—	—	—	—	—	—	19,999	0.02%	—	0.0%
Frank David Robertson	CE	1,400	—	—	—	—	—	—	—	—	—	1,400	0.00%	—	0.0%
Richard Duffy	FE	13,020	—	—	—	—	—	—	—	—	—	13,020	0.02%	—	0.0%
Michael Geier	FE	10,833	—	—	—	—	—	—	—	—	—	10,833	0.01%	—	0.0%
PowerBridge LLC	former sub-debt lender	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Mark Reddert & Trix Lee, as Community Property	T	9,135	—	—	—	—	—	—	—	—	—	9,135	0.01%	—	0.0%
Peter Lynch	FE	6,666	—	—	—	—	—	—	—	—	—	6,666	0.01%	—	0.0%
Robert M. Carter & Patrice R. Carter JTROS	T	6,890	—	—	—	—	—	—	—	—	—	6,890	0.01%	—	0.0%
Walter Fiederowicz	sub-debt lender	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Mary Ann Lewis	FE	5,625	—	—	—	—	—	—	—	—	—	5,625	0.01%	—	0.0%
Alan D. Ferber	T	5,513	—	—	—	—	—	—	—	—	—	5,513	0.01%	—	0.0%
Cheryl Sennett	T	5,011	—	—	—	—	—	—	—	—	—	5,011	0.01%	—	0.0%
Tim Speevack	FE	3,791	—	—	—	—	—	—	—	—	—	3,791	0.00%	—	0.0%
Yan Jin	FE	3,541	—	—	—	—	—	—	—	—	—	3,541	0.00%	—	0.0%
Yujin Lee Kim	FE	2,916	—	—	—	—	—	—	—	—	—	2,916	0.00%	—	0.0%
Murali Chegu	FE	2,750	—	—	—	—	—	—	—	—	—	2,750	0.00%	—	0.0%
Sushil Kambampati	FE	2,560	—	—	—	—	—	—	—	—	—	2,560	0.00%	—	0.0%
Tom Beaumont	former sub-debt lender	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Scott Hudnall	FE	2,505	—	—	—	—	—	—	—	—	—	2,505	0.00%	—	0.0%

	ISSUED AND OUTSTANDING WARRANTS									OUTSTANDING	Fully Diluted
	Common Stock	Series B Preferred	Series C Preferred	Series D Preferred	Series E Preferred	Series 1 Preferred	Series 2 Preferred	Series F Preferred	TOTAL	Stock Options	Shares	% Own
Edison Venture	—	—	—	—	—	—	—	—	—	—	17,639,456	16.27%
Sevin Rosen	—	—	—	—	—	—	—	—	—	—	13,817,190	12.74%
North Atlantic Capital	—	—	—	—	—	—	—	—	—	—	8,108,108	7.48%
Albert R. Subbloie, Jr.	100,000	—	—	—	—	—	—	—	100,000	4,053,719	9,280,892	8.56%
HO2.1	—	—	—	—	—	—	—	—	—	—	4,402,773	4.06%
Axiom Venture Partners III, L.P.	—	—	—	—	—	—	—	—	—	—	3,636,984	3.35%
Teachers Insurance and Annuity Association of America	—	—	—	—	—	—	—	—	—	—	3,541,836	3.27%
Investor Growth Capital Limited	—	—	—	—	—	—	—	—	—	—	7,133,153	6.58%
Investor Group, L.P.	—	—	—	—	—	—	—	—	—	—	3,057,065	2.82%
InterNoded, Inc.	—	—	—	—	—	—	—	—	—	—	1,952,673	1.80%
International Business Machines Corporation	3,135,554	—	—	—	—	—	—	—	3,135,554	—	3,135,554	2.89%
Victor J. Nesi	—	—	—	—	—	—	—	—	—	—	1,189,764	1.10%
Gary R. Martino	5,000	—	—	—	—	—	—	—	5,000	1,480,000	2,821,850	2.60%
Charles Gamble	—	—	—	—	—	—	—	—	—	475,800	1,201,622	1.11%
Paul Schmidt	—	—	—	—	—	—	—	—	—	940,000	1,081,935	1.00%
CVF, LLC	—	—	—	—	—	—	—	—	—	—	884,710	0.82%
Steven Shwartz	—	—	—	—	—	—	—	—	—	665,000	1,215,782	1.12%
Albert M. Rossini	—	—	—	—	—	—	—	—	—	742,857	1,178,500	1.09%
Leonard J. Goldberg	2,500	—	—	—	—	—	—	—	2,500	—	567,850	0.52%
Joseph M. Goldberg	—	—	—	—	—	—	—	—	—	—	528,900	0.49%
Christopher T. Fraser	7,500	—	—	—	—	—	—	—	7,500	65,000	402,265	0.37%
Andrew B. Esposito	—	—	—	—	—	—	—	—	—	50,000	400,000	0.37%
Kaufman Family LLC	—	—	—	—	—	—	—	—	—	—	467,848	0.43%
Rae Ko Fairfield	5,000	—	—	—	—	—	—	—	5,000	—	337,381	0.31%
Jana Wilson	—	—	—	—	—	—	—	—	—	—	344,492	0.32%
James Offerdahl	—	—	—	—	—	—	—	—	—	—	348,579	0.32%
Venture Lending & Leasing IV, LLC	—	—	—	—	—	—	304,400	—	304,400	—	304,400	0.28%
Donna Reis	—	—	—	—	—	—	—	—	—	—	300,000	0.28%
Gregory Burkus	—	—	—	—	—	—	—	—	—	—	292,023	0.27%
Stephano Kim	—	—	—	—	—	—	—	—	—	—	239,036	0.22%
ORIX Venture Finance LLC	—	—	—	—	168,919	—	—	850,000	1,018,919	—	1,018,919	0.94%
Paul White	—	—	—	—	—	—	—	—	—	—	167,228	0.15%
Bard Financial Services, Inc. Profit Sharing Plan	2,500	—	—	—	—	—	—	—	2,500	—	125,050	0.12%
Jay Steinberg and Melanie Steinberg (JTWROS)	—	—	—	—	—	—	—	—	—	—	123,000	0.11%
Kenneth Spitzbard	—	—	—	—	—	—	—	—	—	—	121,073	0.11%
Scott D. Porter	2,500	—	—	—	—	—	—	—	2,500	—	95,505	0.09%
Comerica Bank - California	—	—	15,000	28,238	—	—	—	—	43,238	—	43,238	0.04%
Comerica Ventures Incorporated	—	—	—	—	—	—	—	—	—	—	43,372	0.04%
Jon Gassett	—	—	—	—	—	—	—	—	—	100,000	128,800	0.12%
Daniel Riscalla	80,000	—	—	—	—	—	—	—	80,000	—	80,000	0.07%
Christopher DeBenedictis	—	—	—	—	—	—	—	—	—	100,000	127,844	0.12%
Subbloie gift/family (see below)	—	—	—	—	—	—	—	—	—	—	70,000	0.06%
Vertex Partners, L.P.	—	—	—	—	—	—	—	—	—	—	77,261	0.07%
Joseph R. LeMay, Jr.	—	—	—	—	—	—	—	—	—	—	66,000	0.06%
Mark Gorman	—	—	—	—	—	—	—	—	—	67,500	89,682	0.08%
Aaron D. Konecky	—	—	—	—	—	—	—	—	—	—	29,200	0.03%
Stan Katz	—	—	—	—	—	—	—	—	—	—	62,634	0.06%
Robert Scinto	—	—	—	—	—	—	—	—	—	—	56,000	0.05%
Tarrant Venture Partners, L.P.	—	—	—	—	—	—	—	—	—	—	60,859	0.06%
G&H Partners	—	—	—	—	—	—	—	—	—	—	54,661	0.05%
Eric Pias	—	—	—	—	—	—	—	—	—	—	40,000	0.04%
David Toole	—	—	—	—	—	—	—	—	—	—	39,219	0.04%
James A. Star	—	—	—	—	—	—	—	—	—	—	39,851	0.04%
Jacques Management, LLC	—	—	—	—	—	—	—	—	—	—	39,628	0.04%
David Eldredge	—	—	—	—	—	—	—	—	—	—	26,240	0.02%
Michael Gorey	—	—	—	—	—	—	—	—	—	—	27,500	0.03%
Denise Nesi	37,500	—	—	—	—	—	—	—	37,500	—	37,500	0.03%
Pacific USA Design Group, Inc.	—	—	—	—	—	—	—	—	—	—	27,410	0.03%
Bank of Southern Connecticut	20,000	—	—	—	—	—	—	—	20,000	—	20,000	0.02%
James Gammon	—	—	—	—	—	—	—	—	—	—	19,999	0.02%
Frank David Robertson	—	—	—	—	—	—	—	—	—	14,323	15,723	0.01%
Richard Duffy	—	—	—	—	—	—	—	—	—	—	13,020	0.01%
Michael Geier	—	—	—	—	—	—	—	—	—	—	10,833	0.01%
PowerBridge LLC	10,000	—	—	—	—	—	—	—	10,000	—	10,000	0.01%
Mark Reddert & Trix Lee, as Community Property	—	—	—	—	—	—	—	—	—	—	9,135	0.01%
Peter Lynch	—	—	—	—	—	—	—	—	—	—	6,666	0.01%
Robert M. Carter & Patrice R. Carter JTROS	—	—	—	—	—	—	—	—	—	—	6,890	0.01%
Walter Fiederowicz	9,000	—	—	—	—	—	—	—	9,000	—	9,000	0.01%
Mary Ann Lewis	—	—	—	—	—	—	—	—	—	—	5,625	0.01%
Alan D. Ferber	—	—	—	—	—	—	—	—	—	—	5,513	0.01%
Cheryl Sennett	—	—	—	—	—	—	—	—	—	—	5,011	0.00%
Tim Speevack	—	—	—	—	—	—	—	—	—	—	3,791	0.00%
Yan Jin	—	—	—	—	—	—	—	—	—	—	3,541	0.00%
Yujin Lee Kim	—	—	—	—	—	—	—	—	—	—	2,916	0.00%
Murali Chegu	—	—	—	—	—	—	—	—	—	—	2,750	0.00%
Sushil Kambampati	—	—	—	—	—	—	—	—	—	—	2,560	0.00%
Tom Beaumont	2,500	—	—	—	—	—	—	—	2,500	—	2,500	0.00%
Scott Hudnall	—	—	—	—	—	—	—	—	—	—	2,505	0.00%

		Issued and Outstanding Stock
Shareholder	Status	Common Stock	Series A Preferred	Series B Preferred	Series C Preferred	Series D Preferred	Series D1 Preferred	Series E Preferred	Series F Preferred	Series 1 Preferred	Series 2 Preferred	Total	% of Outstanding	Preferred Shares	% Pref
Scott Hudnall	FE	2,505	—	—	—	—	—	—	—	—	—	2,505	0.00%	—	0.0%
Dianne T. Cash	T	2,198	—	—	—	—	—	—	—	—	—	2,198	0.00%	—	0.0%
Ben Michaud	FE	1,966	—	—	—	—	—	—	—	—	—	1,966	0.00%	—	0.0%
Ken Tanoury	FE	1,770	—	—	—	—	—	—	—	—	—	1,770	0.00%	—	0.0%
Fangping Chen	FE	1,624	—	—	—	—	—	—	—	—	—	1,624	0.00%	—	0.0%
Payal Shah	FE	1,354	—	—	—	—	—	—	—	—	—	1,354	0.00%	—	0.0%
Thomas Cullinane	FE	1,566	—	—	—	—	—	—	—	—	—	1,566	0.00%	—	0.0%
Luana Vaupotic	FE	1,249	—	—	—	—	—	—	—	—	—	1,249	0.00%	—	0.0%
Michael Paulsmeyer	FE	1,124	—	—	—	—	—	—	—	—	—	1,124	0.00%	—	0.0%
Timothy Reidy & Cynthia Reidy	T	1,100	—	—	—	—	—	—	—	8,089	—	9,189	0.01%	8,089	0.0%
James Buckley	FE	937	—	—	—	—	—	—	—	—	—	937	0.00%	—	0.0%
Jenny Hu	FE	625	—	—	—	—	—	—	—	—	—	625	0.00%	—	0.0%
William Marsh	FE	472,856	—	—	—	—	—	—	—	—	—	472,856	0.57%	—	0.0%
Robert Whitmore	CE	78,124	—	—	—	—	—	—	—	—	—	78,124	0.09%	—	0.0%
Terri Daniele	FE	5,000	—	—	—	—	—	—	—	—	—	5,000	0.01%	—	0.0%
Schell Carpenter	FE	21,400	—	—	—	—	—	—	—	—	—	21,400	0.03%	—	0.0%
Nathan Little	FE	24,009	—	—	—	—	—	—	—	—	—	24,009	0.03%	—	0.0%
Jennifer Clower Brown	FE	8,911	—	—	—	—	—	—	—	—	—	8,911	0.01%	—	0.0%
Jennifer Clower Brown & Kenneth Brown, JTWROS	T	2,054	—	—	—	—	—	—	—	—	—	2,054	0.00%	—	0.0%
Michael Cohen	FE	16,963	—	—	—	—	—	—	—	—	—	16,963	0.02%	—	0.0%
Ray J. Sapinoro	T	10,152	—	—	—	—	—	—	—	—	—	10,152	0.01%	—	0.0%
Sanjeev Archarya	FE	5,833	—	—	—	—	—	—	—	—	—	5,833	0.01%	—	0.0%
Lawrence Seifert	FE	18,896	—	—	—	—	—	—	—	—	—	18,896	0.02%	—	0.0%
Richard S. Pontin	D	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Scott E. Snyder	CE	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Christopher J. Mezzatesta	CE	—	—	—	—	—	—	—	—	—	—	—	0.00%	—	0.0%
Dennis Gorman	T	—	—	—	—	—	—	—	—	32,768	—	32,768	0.04%	32,768	0.0%
Christine Antalik	FE	29,375	—	—	—	—	—	—	—	—	—	29,375	0.04%	—	0.0%
Gerald G. Kokos	D	45,000	—	—	—	—	—	—	—	—	—	45,000	0.05%	—	0.0%
Peter Taylor	FE	13,309	—	—	—	—	—	—	—	—	—	13,309	0.02%	—	0.0%
Paul F. Reidy	T, FE	63,073	—	—	—	—	—	—	—	3,235	—	66,308	0.08%	3,235	0.0%
Elizabeth T. Reidy	T	63,074	—	—	—	—	—	—	—	3,236	—	66,310	0.08%	3,236	0.0%
VNAdvisors, LLC	FF	435,000	—	—	—	—	—	—	—	—	—	435,000	0.52%	—	0.0%
Elizabeth Monaghan	T	1,477	—	—	—	—	—	—	—	—	—	1,477	0.00%	—	0.0%
Rajiv Rawal	FE	70,462	—	—	—	—	—	—	—	—	—	70,462	0.08%	—	0.0%
Santosh Kalki	FE	21,366	—	—	—	—	—	—	—	—	—	21,366	0.03%	—	0.0%
Barnett L. Gershen	T	454	—	—	—	—	—	—	—	5,226	—	5,680	0.01%	5,226	0.0%
Brian R. Smith	T	18,517	—	—	—	—	—	—	—	212,992	—	231,509	0.28%	212,992	0.3%
Bruce E. Pendleton Revocable Trust	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Cedar Equities, LLC	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Covenant Foundation, Inc.	T	9,085	—	—	—	—	—	—	—	104,524	—	113,609	0.14%	104,524	0.2%
Daniel H. Bathon, Jr.	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
David Ford	T	454	—	—	—	—	—	—	—	5,226	—	5,680	0.01%	5,226	0.0%
David L. Hatton	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
David M. Weekly	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
David Weekly Family Foundation	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Gary W. Junek and Lydia G. Junek	T	454	—	—	—	—	—	—	—	5,226	—	5,680	0.01%	5,226	0.0%
GEEJOHN LLC	T	454	—	—	—	—	—	—	—	5,226	—	5,680	0.01%	5,226	0.0%
Geoffrey B. Hoese	T	909	—	—	—	—	—	—	—	10,452	—	11,361	0.01%	10,452	0.0%
Henry James	T	9,256	—	—	—	—	—	—	—	106,497	—	115,753	0.14%	106,497	0.2%
Hines Investment Holdings LP	T	2,726	—	—	—	—	—	—	—	31,357	—	34,083	0.04%	31,357	0.0%
JDC Management, Inc.	T	9,256	—	—	—	—	—	—	—	106,497	—	115,753	0.14%	106,497	0.2%
JMM PHLP, Ltd.	T	9,256	—	—	—	—	—	—	—	106,497	—	115,753	0.14%	106,497	0.2%
James P. Wilson	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Kenneth Rivera	T	909	—	—	—	—	—	—	—	10,452	—	11,361	0.01%	10,452	0.0%
Willie Langston	T	4,088	—	—	—	—	—	—	—	47,036	—	51,124	0.06%	47,036	0.1%
Robert Gauntt	T	4,088	—	—	—	—	—	—	—	47,036	—	51,124	0.06%	47,036	0.1%
Kevin Lilly	T	909	—	—	—	—	—	—	—	10,452	—	11,361	0.01%	10,452	0.0%
Nuevo Capital Partners, LP	T	9,256	—	—	—	—	—	—	—	106,497	—	115,753	0.14%	106,497	0.2%
RAM Funds Ltd.	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Richard R. Arnoldy	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Robert A. Shaheen	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Robert E. Kresko Revocable Trust DTD 12/22/94	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Spaulding Investment Limited Partnership	T	9,085	—	—	—	—	—	—	—	104,524	—	113,609	0.14%	104,524	0.2%
ST Investments Limited Partnership	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Stephen J. Shaper	T	4,543	—	—	—	—	—	—	—	52,262	—	56,805	0.07%	52,262	0.1%
Middlemarch Capital Partners	T	88	—	—	—	—	—	—	—	985	—	1,073	0.00%	985	0.0%
John Mansour Family Limited Partnership	T	3,634	—	—	—	—	—	—	—	41,810	—	45,444	0.05%	41,810	0.1%
Thomas A. Bailey	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Thomas W. Lyles, Jr.	T	545	—	—	—	—	—	—	—	6,271	—	6,816	0.01%	6,271	0.0%
Mission City Management, Inc.	T	171	—	—	—	—	—	—	—	1,973	—	2,144	0.00%	1,973	0.0%
William R. Camp	T	3,634	—	—	—	—	—	—	—	41,810	—	45,444	0.05%	41,810	0.1%
BF Private Capital, LP	T	727	—	—	—	—	—	—	—	8,362	—	9,089	0.01%	8,362	0.0%
Stephen Yurco	T	363	—	—	—	—	—	—	—	4,181	—	4,544	0.01%	4,181	0.0%
JAMA 1 Ltd.	T	182	—	—	—	—	—	—	—	2,090	—	2,272	0.00%	2,090	0.0%
Z Start I, L.P.	T	1,817	—	—	—	—	—	—	—	20,905	—	22,722	0.03%	20,905	0.0%
Graham C. Prudhomme	FE	18,451	—	—	—	—	—	—	—	—	—	18,451	0.02%	—	0.0%
James Smith	FE	16,833	—	—	—	—	—	—	—	—	—	16,833	0.02%	—	0.0%
Steven Anderson	T, FE	110,000	—	—	—	—	—	—	—	—	—	110,000	0.13%	—	0.0%
Allen R. Neely & Pauline L. Neely, JTWROS	CE	1,353	—	—	—	—	—	—	—	—	—	1,353	0.00%	—	0.0%
Craig Gosselin	FE	137,250	—	—	—	—	—	—	—	—	—	137,250	0.16%	—	0.0%
Mark Justin Weller	FE	5,799	—	—	—	—	—	—	—	—	—	5,799	0.01%	—	0.0%
Kerry Clendinning & Katherine Clendinning, JTWROS	T	36,667	—	—	—	—	—	—	—	—	—	36,667	0.04%	—	0.0%
Brandi Raye and Dustin Raye, JTWROS	FE	10,648	—	—	—	—	—	—	—	—	—	10,648	0.01%	—	0.0%
Neil Weiss	FE	267	—	—	—	—	—	—	—	—	—	267	0.00%	—	0.0%
Kimberly King	FE	2,187	—	—	—	—	—	—	—	—	—	2,187	0.00%	—	0.0%
Robert and Susan Clewell, JTWROS	FF	12,000	—	—	—	—	—	—	—	—	—	12,000	0.01%	—	0.0%
Kenneth and Janet Martino, JTWROS	FF	12,000	—	—	—	—	—	—	—	—	—	12,000	0.01%	—	0.0%
William Martino	FF	12,000	—	—	—	—	—	—	—	—	—	12,000	0.01%	—	0.0%
Robert Martino	FF	12,000	—	—	—	—	—	—	—	—	—	12,000	0.01%	—	0.0%
James Martino	FF	12,000	—	—	—	—	—	—	—	—	—	12,000	0.01%	—	0.0%
Craig P. Sloan	T	4,011	—	—	—	—	—	—	—	—	—	4,011	0.00%	—	0.0%
Edwin J. Reidy	T	1,319	—	—	—	—	—	—	—	—	—	1,319	0.00%	—	0.0%
Ryan Stuart Johnson	CE	33,333	—	—	—	—	—	—	—	—	—	33,333	0.04%	—	0.0%
Ursula Turner	FE	6,250	—	—	—	—	—	—	—	—	—	6,250	0.01%	—	0.0%
Marsha Sargent	FE	291	—	—	—	—	—	—	—	—	—	291	0.00%	—	0.0%

	ISSUED AND OUTSTANDING WARRANTS									OUTSTANDING	Fully Diluted
Shareholder	Common Stock	Series B Preferred	Series C Preferred	Series D Preferred	Series E Preferred	Series 1 Preferred	Series 2 Preferred	Series F Preferred	TOTAL	Stock Options	Shares	% Own
Scott Hudnall	—	—	—	—	—	—	—	—	—	—	2,505	0.00%
Dianne T. Cash	—	—	—	—	—	—	—	—	—	—	2,198	0.00%
Ben Michaud	—	—	—	—	—	—	—	—	—	—	1,966	0.00%
Ken Tanoury	—	—	—	—	—	—	—	—	—	—	1,770	0.00%
Fangping Chen	—	—	—	—	—	—	—	—	—	—	1,624	0.00%
Payal Shah	—	—	—	—	—	—	—	—	—	—	1,354	0.00%
Thomas Cullinane	—	—	—	—	—	—	—	—	—	—	1,566	0.00%
Luana Vaupotic	—	—	—	—	—	—	—	—	—	—	1,249	0.00%
Michael Paulsmeyer	—	—	—	—	—	—	—	—	—	—	1,124	0.00%
Timothy Reidy & Cynthia Reidy	—	—	—	—	—	—	—	—	—	—	9,189	0.01%
James Buckley	—	—	—	—	—	—	—	—	—	—	937	0.00%
Jenny Hu	—	—	—	—	—	—	—	—	—	—	625	0.00%
William Marsh	—	—	—	—	—	—	—	—	—	—	472,856	0.44%
Robert Whitmore	—	—	—	—	—	—	—	—	—	496,876	575,000	0.53%
Terri Daniele	—	—	—	—	—	—	—	—	—	—	5,000	0.00%
Schell Carpenter	—	—	—	—	—	—	—	—	—	—	21,400	0.02%
Nathan Little	—	—	—	—	—	—	—	—	—	—	24,009	0.02%
Jennifer Clower Brown	—	—	—	—	—	—	—	—	—	—	8,911	0.01%
Jennifer Clower Brown & Kenneth Brown, JTWROS	—	—	—	—	—	—	—	—	—	—	2,054	0.00%
Michael Cohen	—	—	—	—	—	—	—	—	—	—	16,963	0.02%
Ray J. Sapinoro	—	—	—	—	—	—	—	—	—	—	10,152	0.01%
Sanjeev Archarya	—	—	—	—	—	—	—	—	—	—	5,833	0.01%
Lawrence Seifert	—	—	—	—	—	—	—	—	—	—	18,896	0.02%
Richard S. Pontin	—	—	—	—	—	—	—	—	—	1,089,829	1,089,829	1.01%
Scott E. Snyder	—	—	—	—	—	—	—	—	—	996,014	996,014	0.92%
Christopher J. Mezzatesta	—	—	—	—	—	—	—	—	—	579,898	579,898	0.53%
Dennis Gorman	—	—	—	—	—	—	—	—	—	—	32,768	0.03%
Christine Antalik	—	—	—	—	—	—	—	—	—	—	29,375	0.03%
Gerald G. Kokos	—	—	—	—	—	—	—	—	—	382,500	427,500	0.39%
Peter Taylor	—	—	—	—	—	—	—	—	—	—	13,309	0.01%
Paul F. Reidy	—	—	—	—	—	—	—	—	—	—	66,308	0.06%
Elizabeth T. Reidy	—	—	—	—	—	—	—	—	—	—	66,310	0.06%
VNAdvisors, LLC	—	—	—	—	—	—	—	—	—	—	435,000	0.40%
Elizabeth Monaghan	—	—	—	—	—	—	—	—	—	—	1,477	0.00%
Rajiv Rawal	—	—	—	—	—	—	—	—	—	—	70,462	0.06%
Santosh Kalki	—	—	—	—	—	—	—	—	—	—	21,366	0.02%
Barnett L. Gershen	—	—	—	—	—	—	—	—	—	—	5,680	0.01%
Brian R. Smith	—	—	—	—	—	—	—	—	—	—	231,509	0.21%
Bruce E. Pendleton Revocable Trust	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Cedar Equities, LLC	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Covenant Foundation, Inc.	—	—	—	—	—	—	—	—	—	—	113,609	0.10%
Daniel H. Bathon, Jr.	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
David Ford	—	—	—	—	—	—	—	—	—	—	5,680	0.01%
David L. Hatton	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
David M. Weekly	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
David Weekly Family Foundation	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Gary W. Junek and Lydia G. Junek	—	—	—	—	—	—	—	—	—	—	5,680	0.01%
GEEJOHN LLC	—	—	—	—	—	—	—	—	—	—	5,680	0.01%
Geoffrey B. Hoese	—	—	—	—	—	—	—	—	—	—	11,361	0.01%
Henry James	—	—	—	—	—	—	—	—	—	—	115,753	0.11%
Hines Investment Holdings LP	—	—	—	—	—	—	—	—	—	—	34,083	0.03%
JDC Management, Inc.	—	—	—	—	—	—	—	—	—	—	115,753	0.11%
JMM PHLP, Ltd.	—	—	—	—	—	—	—	—	—	—	115,753	0.11%
James P. Wilson	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Kenneth Rivera	—	—	—	—	—	—	—	—	—	—	11,361	0.01%
Willie Langston	—	—	—	—	—	—	—	—	—	—	51,124	0.05%
Robert Gauntt	—	—	—	—	—	—	—	—	—	—	51,124	0.05%
Kevin Lilly	—	—	—	—	—	—	—	—	—	—	11,361	0.01%
Nuevo Capital Partners, LP	—	—	—	—	—	—	—	—	—	—	115,753	0.11%
RAM Funds Ltd.	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Richard R. Arnoldy	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Robert A. Shaheen	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Robert E. Kresko Revocable Trust DTD 12/22/94	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Spaulding Investment Limited Partnership	—	—	—	—	—	—	—	—	—	—	113,609	0.10%
ST Investments Limited Partnership	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Stephen J. Shaper	—	—	—	—	—	—	—	—	—	—	56,805	0.05%
Middlemarch Capital Partners	—	—	—	—	—	—	—	—	—	—	1,073	0.00%
John Mansour Family Limited Partnership	—	—	—	—	—	—	—	—	—	—	45,444	0.04%
Thomas A. Bailey	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Thomas W. Lyles, Jr.	—	—	—	—	—	—	—	—	—	—	6,816	0.01%
Mission City Management, Inc.	—	—	—	—	—	—	—	—	—	—	2,144	0.00%
William R. Camp	—	—	—	—	—	—	—	—	—	—	45,444	0.04%
BF Private Capital, LP	—	—	—	—	—	—	—	—	—	—	9,089	0.01%
Stephen Yurco	—	—	—	—	—	—	—	—	—	—	4,544	0.00%
JAMA 1 Ltd.	—	—	—	—	—	—	—	—	—	—	2,272	0.00%
Z Start I, L.P.	—	—	—	—	—	—	—	—	—	—	22,722	0.02%
Graham C. Prudhomme	—	—	—	—	—	—	—	—	—	—	18,451	0.02%
James Smith	—	—	—	—	—	—	—	—	—	—	16,833	0.02%
Steven Anderson	—	—	—	—	—	—	—	—	—	—	110,000	0.10%
Allen R. Neely & Pauline L. Neely, JTWROS	—	—	—	—	—	—	—	—	—	—	1,353	0.00%
Craig Gosselin	—	—	—	—	—	—	—	—	—	—	137,250	0.13%
Mark Justin Weller	—	—	—	—	—	—	—	—	—	—	5,799	0.01%
Kerry Clendinning & Katherine Clendinning, JTWROS	—	—	—	—	—	—	—	—	—	—	36,667	0.03%
Brandi Raye and Dustin Raye, JTWROS	—	—	—	—	—	—	—	—	—	—	10,648	0.01%
Neil Weiss	—	—	—	—	—	—	—	—	—	—	267	0.00%
Kimberly King	—	—	—	—	—	—	—	—	—	—	2,187	0.00%
Robert and Susan Clewell, JTWROS	—	—	—	—	—	—	—	—	—	—	12,000	0.01%
Kenneth and Janet Martino, JTWROS	—	—	—	—	—	—	—	—	—	—	12,000	0.01%
William Martino	—	—	—	—	—	—	—	—	—	—	12,000	0.01%
Robert Martino	—	—	—	—	—	—	—	—	—	—	12,000	0.01%
James Martino	—	—	—	—	—	—	—	—	—	—	12,000	0.01%
Craig P. Sloan	—	—	—	—	—	—	—	—	—	—	4,011	0.00%
Edwin J. Reidy	—	—	—	—	—	—	—	—	—	—	1,319	0.00%
Ryan Stuart Johnson	—	—	—	—	—	—	—	—	—	46,667	80,000	0.07%
Ursula Turner	—	—	—	—	—	—	—	—	—	—	6,250	0.01%
Marsha Sargent	—	—	—	—	—	—	—	—	—	—	291	0.00%

TANGOE, INC.

CAP TABLE

AS OF DECEMBER 31, 2010

		Issued and Outstanding Stock
Shareholder	Status	Common Stock	Series A Preferred	Series B Preferred	Series C Preferred	Series D Preferred	Series D1 Preferred	Series E Preferred	Series F Preferred	Series 1 Preferred	Series 2 Preferred	Total	% of Outstanding	Preferred Shares	% Pref
James F. Rhodes, Custodian for Susan Sheryl Rhodes UGTMA	T	6,786	—	—	—	—	—	—	—	—	—	6,786	0.01%	—	0.0%
James F. Rhodes	T	6,786	—	—	—	—	—	—	—	25,054	2,137	33,977	0.04%	27,191	0.0%
Harvey B. Cash	T	14,090	—	—	—	—	—	—	—	47,708	62,634	124,432	0.15%	110,342	0.2%
David Berten	T	1,071	—	—	—	—	—	—	—	7,882	—	8,953	0.01%	7,882	0.0%
Charles Cash	T	2,142	—	—	—	—	—	—	—	15,764	—	17,906	0.02%	15,764	0.0%
Ted Colbert	T	7,126	—	—	—	—	—	—	—	—	—	7,126	0.01%	—	0.0%
Amy Hardison	T	4,175	—	—	—	—	—	—	—	—	—	4,175	0.01%	—	0.0%
J.J. Locy Limited Partnership	T	12,527	—	—	—	—	—	—	—	—	—	12,527	0.02%	—	0.0%
Kelly R. Looney	T	15,658	—	—	—	—	—	—	—	—	—	15,658	0.02%	—	0.0%
John Merritt	former director	51,426	—	—	—	—	—	—	—	—	—	51,426	0.06%	—	0.0%
Jessica Mitchell	T	1,929	—	—	—	—	—	—	—	—	—	1,929	0.00%	—	0.0%
Kevin Mulvey	T	5,066	—	—	—	—	—	—	—	—	—	5,066	0.01%	—	0.0%
Vihba Patel	T	1,826	—	—	—	—	—	—	—	—	—	1,826	0.00%	—	0.0%
John P. Reidy	T	438	—	—	—	—	—	—	—	3,227	—	3,665	0.00%	3,227	0.0%
Matthew Kane	CE	42,857	—	—	—	—	—	—	—	—	—	42,857	0.05%	—	0.0%
Courtney Jackson	FE	3,437	—	—	—	—	—	—	—	—	—	3,437	0.00%	—	0.0%
Jagdeep S. Sandhu & Gurpinder Kaur, JTWROS	CE	750	—	—	—	—	—	—	—	—	—	750	0.00%	—	0.0%
Jackie Halpern	FE	271	—	—	—	—	—	—	—	—	—	271	0.00%	—	0.0%
Raj Subramaniam & Meera Rajagopal, JTWROS	CE	5,000	—	—	—	—	—	—	—	—	—	5,000	0.01%	—	0.0%
Jennifer Davey	FE	15,312	—	—	—	—	—	—	—	—	—	15,312	0.02%	—	0.0%
Abel Garcia, Jr. & Peggy Garcia, JTWROS	CE	501	—	—	—	—	—	—	—	—	—	501	0.00%	—	0.0%
Andrew Michael Esposito	FF	25,000	—	—	—	—	—	—	—	—	—	25,000	0.03%	—	0.0%
Matthew Joseph Esposito	FF	25,000	—	—	—	—	—	—	—	—	—	25,000	0.03%	—	0.0%
Anthony Cone	FE	15,104	—	—	—	—	—	—	—	—	—	15,104	0.02%	—	0.0%
Krista Marie Zink	CE	545	—	—	—	—	—	—	—	—	—	545	0.00%	—	0.0%
Doug Zalkovsky	FE	531	—	—	—	—	—	—	—	—	—	531	0.00%	—	0.0%
Brian Prokaski	FE	833	—	—	—	—	—	—	—	—	—	833	0.00%	—	0.0%
Jennifer Williams & Marty Williams	FE	54,783	—	—	—	—	—	—	—	—	—	54,783	0.07%	—	0.0%
Total Issued and Outstanding		16,369,834	1,928,479	8,395,086	4,099,539	2,961,881	4,235,759	10,810,810	10,190,218	21,856,825	2,505,354	83,353,785		66,983,951	100.0%

OPTIONS OUTSTANDING BUT NOT LISTED ON THIS CAP TABLE
OPTIONS AVAILABLE TO BE ISSUED

TOTAL SHARES		16,369,834	1,928,479	8,395,086	4,099,539	2,961,881	4,235,759	10,810,810	10,190,218	21,856,825	2,505,354	83,353,785		66,983,951	100.0%

	Common Stock	Series A Preferred	Series B Preferred	Series C Preferred	Series D Preferred	Series D1 Preferred	Series E Preferred	Series F Preferred	Series 1 Preferred	Series 2 Preferred	Total Shares
FULLY DILUTED	40,081,085	1,928,479	8,395,086	4,114,539	2,990,119	4,235,759	10,979,729	11,040,218	21,856,825	2,809,754	108,431,593
% FULLY DILUTED	36.96%	1.78%	7.74%	3.79%	2.76%	3.91%	10.13%	10.18%	20.16%	2.59%	100.00%

Total shares to reserve for	116,560,808	1,928,479	8,395,086	4,114,539	2,990,119	4,235,759	10,979,729	11,040,218	21,856,825	2,809,754
Total shares authorized by certificate	120,400,000	3,780,000	8,407,642	4,114,539	2,990,119	4,235,759	10,979,729	11,040,218	21,863,424	2,809,754

Subbloie Gift/family details:	# of common
Shareholder	shares	certif date	certif #	* IBM Reserved Shares:	8,129,215

Albert R. Subbloie, Sr.	15,000	~~8/8/2002~~ 8/4/2009	~~78~~ 292	Add'l warrant shares may become vested based on performance milestones
Mary Subbloie	15,000	~~8/8/2002~~ 8/4/2009	~~79~~ 293
Louis C. Fenney	3,000	8/8/2002	80
Lauren Loro	3,000	8/8/2002	81
Elizabeth Harlow	3,000	8/8/2002	82
Jud Smith	2,000	8/8/2002	83
Bill Schaufler Jr.	2,000	8/8/2002	84
Steve Guglielmo	2,000	8/8/2002	85
Tom Simonetti	1,500	8/8/2002	86
Elizabeth Simonetti	1,500	8/8/2002	87
Linda Subbloie	10,000	8/8/2002	88
George Skovran	3,000	8/8/2002	89
Mike Sokoloff	2,000	8/8/2002	90
Dan Simonetti	1,000	8/8/2002	91
Anthony Simonetti	1,000	8/8/2002	92
Janice Simonetti	1,000	8/8/2002	93
Deborah Simonetti	1,000	8/8/2002	94
Melissa Simonetti	1,000	8/8/2002	95
Tom Simonetti	1,000	8/8/2002	96
Nick Simonetti	1,000	8/8/2002	97

Subbloie Gift totals	70,000

	ISSUED AND OUTSTANDING WARRANTS									OUTSTANDING	Fully Diluted
	Common Stock	Series B Preferred	Series C Preferred	Series D Preferred	Series E Preferred	Series 1 Preferred	Series 2 Preferred	Series F Preferred	TOTAL	Stock Options	Shares	% Own
James F. Rhodes, Custodian for Susan Sheryl Rhodes UGTMA	—	—	—	—	—	—	—	—	—	—	6,786	0.01%
James F. Rhodes	—	—	—	—	—	—	—	—	—	—	33,977	0.03%
Harvey B. Cash	—	—	—	—	—	—	—	—	—	—	124,432	0.11%
David Berten	—	—	—	—	—	—	—	—	—	—	8,953	0.01%
Charles Cash	—	—	—	—	—	—	—	—	—	—	17,906	0.02%
Ted Colbert	—	—	—	—	—	—	—	—	—	—	7,126	0.01%
Amy Hardison	—	—	—	—	—	—	—	—	—	—	4,175	0.00%
J.J. Locy Limited Partnership	—	—	—	—	—	—	—	—	—	—	12,527	0.01%
Kelly R. Looney	—	—	—	—	—	—	—	—	—	—	15,658	0.01%
John Merritt	—	—	—	—	—	—	—	—	—	62,634	114,060	0.11%
Jessica Mitchell	—	—	—	—	—	—	—	—	—	—	1,929	0.00%
Kevin Mulvey	—	—	—	—	—	—	—	—	—	—	5,066	0.00%
Vihba Patel	—	—	—	—	—	—	—	—	—	—	1,826	0.00%
John P. Reidy	—	—	—	—	—	—	—	—	—	—	3,665	0.00%
Matthew Kane	—	—	—	—	—	—	—	—	—	177,143	220,000	0.20%
Courtney Jackson	—	—	—	—	—	—	—	—	—	—	3,437	0.00%
Jagdeep S. Sandhu & Gurpinder Kaur, JTWROS	—	—	—	—	—	—	—	—	—	—	750	0.00%
Jackie Halpern	—	—	—	—	—	—	—	—	—	—	271	0.00%
Raj Subramaniam & Meera Rajagopal, JTWROS	—	—	—	—	—	—	—	—	—	—	5,000	0.00%
Jennifer Davey	—	—	—	—	—	—	—	—	—	—	15,312	0.01%
Abel Garcia, Jr. & Peggy Garcia, JTWROS	—	—	—	—	—	—	—	—	—	—	501	0.00%
Andrew Michael Esposito	—	—	—	—	—	—	—	—	—	—	25,000	0.02%
Matthew Joseph Esposito	—	—	—	—	—	—	—	—	—	—	25,000	0.02%
Anthony Cone	—	—	—	—	—	—	—	—	—	—	15,104	0.01%
Krista Marie Zink	—	—	—	—	—	—	—	—	—	39,072	39,617	0.04%
Doug Zalkovsky	—	—	—	—	—	—	—	—	—	—	531	0.00%
Brian Prokaski	—	—	—	—	—	—	—	—	—	—	833	0.00%
Jennifer Williams & Marty Williams	—	—	—	—	—	—	—	—	—	—	54,783	0.05%
	3,419,554	—	15,000	28,238	168,919	—	304,400	850,000	4,786,111	12,624,832	100,764,728	92.93%

										7,379,432	7,379,432	6.81%
										287,433	287,433	0.27%

	3,419,554	—	15,000	28,238	168,919	—	304,400	850,000	4,786,111	20,291,697	108,431,593	100.00%

TANGOE, INC.

CAP TABLE

AS OF DECEMBER 31, 2010

Edison Venture Outstanding details:	Common Stock	Series A Preferred	Series B Preferred	Series C Preferred	Series D Preferred	Series D1 Preferred	Series E Preferred	Series 1 Preferred	Series 2 Preferred	Total	Preferred shs	%
Edison Venture Fund IV L.P.	—	—	—	—	1,529,573	1,568,800	1,331,081	—	—	4,429,454	4,429,454
Edison Venture Fund IV SBIC, L.P.	—	—	8,170,464	3,823,724	1,215,814	—	—	—	—	13,210,002	13,210,002
	—	—	8,170,464	3,823,724	2,745,387	1,568,800	1,331,081	—	—	17,639,456

HO2.1 Group Outstanding Shares details:	Common Stock	Series A Preferred	Series B Preferred	Series C Preferred	Series D Preferred	Series D1 Preferred	Series E Preferred	Series 1 Preferred	Series 2 Preferred	Total	shs	%
HO2.1 Fund, L.P.	237,578	—	—	—	—	—	—	3,464,124	—	3,701,702	3701702
HO2.1 Affiliates Fund, L.P.	16,355	—	—	—	—	—	—	238,445	—	254,800	254800
HO2.1 Annex Fund, L.P.	—	—	—	—	—	—	—	446,271	—	446,271	446271
	253,933	—	—	—	—	—	—	4,148,840	—	4,402,773

Sevin Rosen Group Outstanding Shares details:	Common Stock	Series A Preferred	Series B Preferred	Series C Preferred	Series D Preferred	Series D1 Preferred	Series E Preferred	Series 1 Preferred	Series 2 Preferred	Total	shs	%
Sevin Rosen Fund VI L.P.	281,226	—	—	—	—	—	—	5,598,525	—	5,879,751	5,598,525
Sevin Rosen VI Affiliates Fund L.P.	22,149	—	—	—	—	—	—	440,876	—	463,025	440,876
Sevin Rosen Fund VIII, L.P.	—	—	—	—	—	—	—	4,998,240	2,321,036	7,319,276	7,319,276
Sevin Rosen VIII Affiliates Fund, L.P.	—	—	—	—	—	—	—	102,005	47,367	149,372	149,372
Sevin Rosen Bayless Management Company	660	—	—	—	—	—	—	5,106	—	5,766	5,106
	304,035	—	—	—	—	—	—	11,144,752	2,368,403	13,817,190

Edison Venture Outstanding details:	Shares	% Own	% actual outstanding
Edison Venture Fund IV L.P.	4,429,454	4.09%	5.31%
Edison Venture Fund IV SBIC, L.P.	13,210,002	12.18%	15.85%
		16.27%

HO2.1 Group Outstanding Shares details:	Shares	% Own
HO2.1 Fund, L.P.	3,701,702	3.41%	4.44%
HO2.1 Affiliates Fund, L.P.	254,800	0.23%	0.31%
HO2.1 Annex Fund, L.P.	446,271	0.41%	0.54%
	4,402,773	4.06%

Sevin Rosen Group Outstanding Shares details:	Shares	% Own
Sevin Rosen Fund VI L.P.	5,879,751	5.42%	7.05%
Sevin Rosen VI Affiliates Fund L.P.	463,025	0.43%	0.56%
Sevin Rosen Fund VIII, L.P.	7,319,276	6.75%	8.78%
Sevin Rosen VIII Affiliates Fund, L.P.	149,372	0.14%	0.18%
Sevin Rosen Bayless Management Company	5,766	0.01%	0.01%
	13,817,190	12.74%